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                                                                   EXHIBIT 99.02

[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]



                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3
                _______________________________________________

                Monthly Period:                   07/01/97 to
                                                  07/31/97
                Distribution Date:                08/15/97
                Transfer Date:                    08/14/97

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1.  The total amount of the distribution
          to Certificateholders per $1,000
          original certificate principal amount                      $5.11284722

      2.  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount                               $5.11284722

      3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount               $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     SERIES 1993-3
PAGE 2


B.    Information Regarding the Performance of the Trust.
      --------------------------------------------------

      1.  Collection of Principal Receivables.
          -----------------------------------

          The aggregate amount of Collections of
          Principal Receivables processed during the
          Collection Period which were allocated in respect of the Certificates

                                    Principal Collection Rate     $ Amount
                              --------------------------------------------------
                                                        12.47%    $93,552,759.45


      2.  Collection of Finance Charge Receivables.
          ----------------------------------------

          The aggregate amount of Collections of
          Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Finance Charge Yield     $ Amount
                              --------------------------------------------------
                Periodic Finance Charges                15.99%     $9,991,133.91
                Discount Receivables                     1.97%     $1,232,204.53
                                                        ------    --------------
                  Total                                 17.96%    $11,223,338.44

      3.  Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)     The aggregate amount of Principal
                  Receivables in the Trust as of the
                  last day of the Collection Period           $20,950,813,989.19

          (b) (1) Invested Amount as of the last day
                  of the Collection Period                       $750,000,000.00

              (2) The CCA Amount as of the last day
                  of the Collection Period                                 $0.00

          (c) (1) The Floating Investor Percentage:
                  The Invested Amount plus the CCA
                  Amount set forth in paragraph 3(b)
                  above as a percentage of the
                  aggregate amount of Principal
                  Receivables set forth in paragraph
                  3(a) above (finance charge &
                  defaults)                                               3.580%

              (2) The Floating Investor Percentage:
                  The Invested Amount as a percentage
                  of the aggregate amount of Principal
                  Receivables (principal collections)                     3.580%

          (d)     During the Amortization Period: The
                  Invested Amount plus the CCA Amount
                  as of ___________ (the last day of
                  the Revolving Period)                                      N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       SERIES 1993-3
PAGE 3

          (e)   The Fixed/Floating Allocation Percentage: The
                Amount set forth in paragraph 3(d) above as a
                percentage of the aggregate amount of Principal
                Receivables set forth in paragraph 3(a) above                N/A

      4.  Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the
          Accounts which were delinquent as of the end of the day
          on the last day of the Collection Period
                                                                 Aggregate
                                             % of Total           Account
                                            Outstandings          Balance
                                       -----------------------------------------
          (a)  35 - 64 days                           1.55%      $333,942,932.43
          (b)  65 - 94 days                           0.94%      $203,212,534.73
          (c)  95 - 124 days                          0.76%      $165,110,215.98
          (d)  125 - 154 days                         0.72%      $155,005,903.92
          (e)  155 or more days                       0.92%      $198,681,922.50
                                       -----------------------------------------
                               Total                  4.89%    $1,055,953,509.56
                                       =========================================

      5.  Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection
               Period allocable to the Invested
               Amount (the "Monthly Investor Default
               Amount")                                            $4,578,789.56

      6.  Investor Charge-Offs & Reimbursements of
          Charge-Offs.
          ----------------------------------------

          (a)  The aggregate amount of Investor
               Charge-Offs during the Collection
               Period                                                      $0.00

          (b)  The amounts set forth in paragraph
               6(a) above, per $1,000 original
               certificate principal amount (which
               will have the effect of reducing, pro
               rata, the amount of each
               Certificateholder's investment)                             $0.00

          (c)  The aggregate amount of Investor
               Charge-Offs reimbursed on the Transfer
               Date                                                        $0.00

          (d)  The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata,
               the amount of each Certificateholder's
               investment)                                                 $0.00
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MONTHLY  CERTIFICATEHOLDERS' STATEMENT                      SERIES 1993-3
PAGE 4

      7.  Investor Servicing Fee.
          ----------------------

          The amount of the Investor Monthly Servicing Fee
          payable by the Trust to the Servicer for the
          Collection Period                                          $937,500.00

      8.  Withdrawal from Cash Collateral Account.
          ---------------------------------------

          The amount to be withdrawn from Cash Collateral
          Account on the related Distribution date.                        $0.00

      9.  Cash Collateral Amount.
          ----------------------

          The Available Cash Collateral Amount as of the
          close of business on the related Distribution
          Date after giving effect to withdrawals, deposits
          and payments to be made with respect to the
          Collection Period
                                        Total                     $97,500,000.00

          The Required Cash Collateral Amount as of the
          close of business on the related Distribution
          Date after giving effect to withdrawals, deposits
          and payments to be made with respect to the
          Collection Period
                                        Total                     $97,500,000.00

      10. Funds on Deposit in Cash Collateral Account
          -------------------------------------------

          The aggregate amount of funds on deposit in
          the Cash Collateral Account pursuant to Section
          2.11(a)(viii) of the Amended Loan Agreement on
          such Distribution Date                                   $7,500,000.00

      11. Series 1993-3 Guaranty Amount
          -----------------------------

          (a)  The Available Series 1993-3 Guaranty
               Amount on such Distribution Date                   $15,000,000.00

          (b)  The Required Series 1993-3 Guaranty
               Amount on such Distribution Date                   $15,000,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     SERIES 1993-3
PAGE 5

      12. The Available Series 1993-3 Loan Amount
          ---------------------------------------

          The Available Series 1993-3 Loan Amount
          on such Distribution Date                               $75,000,000.00

      13. The Economic Payout Amount
          --------------------------

          The Economic Payout Amount, if any, for such
          Distribution Date                                                $0.00

      14. The Pool Factor.
          ---------------

          Pool Factor (which represents the ratio of the amount of the Investor Interest the last day of the Collection Period to the amount of the Investor Interest as the Closing Date). The amount of a Certificateholder's pro rata share of the Participation Amount can be determined by multiplying the original of the holder's Certificate
          by the Pool Factor                                          1.00000000

      15. The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period.             10.63%

      16. The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.94%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                               FIRST USA BANK
                               as Servicer



                               BY: /s/ Peter W. Atwater
                                  --------------------------------------
                                  Peter W.Atwater
                                  Executive Vice President